Exhibit 10.2

          FORM OF 3.84% SERIES D SENIOR GUARANTEED NOTES DUE DECEMBER 1, 2021

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM.

          FORM OF 4.24% SERIES E SENIOR GUARANTEED NOTES DUE DECEMBER 1, 2026

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM.